SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 AUGUST 27, 1997




                          THE LESLIE FAY COMPANY, INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


   DELAWARE                         1-9196                      13-3197085
- ---------------              ---------------------           ----------------
(STATE OR OTHER              (COMMISSION FILE NO.)           (I.R.S. EMPLOYER
JURISDICTION OF                                              IDENTIFICATION NO.)
INCORPORATION)


          1412 BROADWAY
          NEW YORK,  NEW YORK                                     10018
- ----------------------------------------                        ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:        (212) 221-4000
                                                           --------------


          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

                  THE LESLIE FAY COMPANY, INC. AND SUBSIDIARIES


                                   FORM 8 - K


ITEM 5.   OTHER EVENTS:


           On August 27, 1997, The Leslie Fay Company, Inc. released the attached press release (see Exhibit 1), which addressed its second quarter results and included pro-forma information for the twenty-seven and thirteen weeks ended July 5, 1997 and the twenty-six and thirteen weeks ended June 29, 1997.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:


(c)       Exhibits:

          Exhibit Number                Description
          --------------                -----------
                1                       Press Release dated August 27, 1997.

                  THE LESLIE FAY COMPANY, INC. AND SUBSIDIARIES



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, The Leslie Fay Company, Inc. has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 2, 1997                           The Leslie Fay Company, Inc.
                                                   ----------------------------
                                                           (Company)



                                                   By: /s/ Warren T. Wishart
                                                      --------------------------
                                                      Warren T. Wishart
                                                      Secretary and Chief
                                                      Financial Officer